SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 2, 2003



                             SMLX Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Colorado                      0-28154             84-1337509
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(State or other jurisdiction of        (Commission          (IRS Employer
         incorporation)                file number)       Identification No.)





        855 South Federal Highway, Suite 206, Boca Raton, FL     33432
        ----------------------------------------------------------------
             (Address of principal executive offices)         (ZIP Code)



                                 (561) 347-0761
                 -----------------------------------------------
                    (Registrant's telephone number, including
                                   area code)




                                 Not Applicable
           ----------------------------------------------------------
              (Former name or former address, if changed since last
                                     report)

Item 2.    Acquisition or Disposition of Assets.

         On December 31, 2002, SMLX Technologies, Inc. (the "Company") and its wholly owned subsidiary ARETHREE, INC. ("ARETHREE") executed a general assignment for the benefit of creditors, naming Michael Phelan of Michael Moecker & Associates as the assignee ("Assignee"), and assigning to him all of the assets of the Company and ARETHREE. All of the assets of the Company and ARETHREE are to be liquidated by the Assignee pursuant to chapter 727 of the Florida Statutes regarding general assignments.

Item 5.    Other Events and Required FD Disclosure.

         Also on December 31, 2002, the Company sent a letter to certain of its shareholders and creditors announcing the execution of the general assignment for the benefit of creditors. A copy of such letter is filed as an exhibit hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.     Description

   99.1         Notice to Shareholders and Creditors dated December 31, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SMLX Technologies, Inc.

Date:    January 2, 2003                     By:    /s/  Kenneth H. Robertson
                                                  ------------------------------
                                             Name:   Kenneth H. Robertson
                                             Title:  President